EXHIBIT 25
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         ---------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

        Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2)
                                                    ------

                           ------------------------

                                CITIBANK, N.A.
             (Exact name of trustee as specified in its charter)

                                                      13-5266470
                                                      (I.R.S. employer
                                                      identification no.)

399 Park Avenue, New York, New York                   10043
(Address of principal executive office)               (Zip Code)
                           -----------------------

                           GENERAL MOTORS CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                              38-0572515
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


300 Renaissance Center
Detroit, Michigan                                     48265-3000
(Address of principal executive offices)              (Zip Code)

                            -------------------------

                                 DEBT SECURITIES
                       (Title of the indenture securities)

Item 1.     General Information.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Name                                      Address
            ----                                      -------
            Comptroller of the Currency               Washington, D.C.

            Federal Reserve Bank of New York          New York, NY
            33 Liberty Street
            New York, NY

            Federal Deposit Insurance Corporation     Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2.     Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.    List of Exhibits.

            List below all exhibits filed as a part of this Statement of Eligibility.

            Exhibits   identified  in  parentheses   below,  on  file  with  the
            Commission, are incorporated herein by reference as exhibits hereto.

            Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No.
            2-79983)

            Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

            Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

            Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

            Exhibit 5 - Not applicable.


            Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

            Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of December 31, 2000-attached)

            Exhibit 8 - Not applicable.

            Exhibit 9 - Not applicable.

                               ------------------


                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 2nd day of May, 2001.



                                    CITIBANK, N.A.

                                    By    /s/Wafaa Orfy
                                          ------------------------------
                                          Wafaa Orfy
                                          Assistant Vice President




                                Charter No. 1461
                           Comptroller of the Currency
                              Northeastern District
                               REPORT OF CONDITION
                                  CONSOLIDATING
                              DOMESTIC AND FOREIGN
                                 SUBSIDIARIES OF
                                 Citibank, N.A.

of New York in the State of New York, at the close of business on December 31, 2000, published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 1461 Comptroller of the Currency Northeastern District.

                                     ASSETS
                                                             Thousands
                                                             of dollars
                                                             ----------

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin          $ 9,321,000
Interest-bearing balances                                    17,968,000
Held-to-maturity securities                                           0
Available-for-sale securities                                42,056,000
Federal funds sold and securities purchased under
  agreements to resell                                        4,408,000
Loans and lease financing receivables:
  Loans and Leases, net of unearned income   $247,391,000
  LESS: Allowance for loan and lease losses     4,590,000
                                              -----------
  Loans and leases, net of unearned income, allowance,
    and reserve                                             242,801,000
Trading assets                                               37,616,000
Premises and fixed assets (including capitalized leases)      4,063,000
Other real estate owned                                         315,000
Investments in unconsolidated subsidiaries and
  associated companies                                          974,000
Customers' liability to this bank on
  acceptances outstanding                                     1,388,000
Intangible assets                                             5,914,000
Other assets                                                 15,282,000
                                                            -----------
TOTAL ASSETS                                              $ 382,106,000
                                                            ===========

                                   LIABILITIES

Deposits:
In domestic offices                                        $ 57,389,000
  Noninterest-bearing                        $ 17,484,000
  Interest-bearing                             39,905,000
                                              -----------
In foreign offices, Edge and Agreement subsidiaries,
  and IBFs                                                  214,975,000
  Noninterest-bearing                          13,977,000
  Interest- bearing                           200,998,000
                                              -----------
Federal funds purchased and securities sold under
  agreements to repurchase                                    6,851,000
Demand notes issued to the U.S. Treasury                              0
Trading liabilities                                          26,803,000
Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases):
  With a remaining maturity of one year or less              15,184,000
  With a remaining maturity of more than one year
    through three years                                       4,325,000
  With a remaining maturity of more than three years          2,651,000
Bank's liability on acceptances executed and outstanding      1,452,000
Subordinated notes and debentures                             8,525,000
Other liabilities                                            16,740,000
                                                            -----------
TOTAL LIABILITIES                                         $ 354,895,000
                                                            ===========

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                         0
Common stock                                                  $ 751,000
Surplus                                                      11,354,000
Undivided profits and capital reserves                       15,903,000
Net unrealized holding gains (losses) on
  available-for-sale securities                                  70,000
Accumulated net gains (losses) on cash flow hedges                    0
Cumulative foreign currency translation adjustments            (867,000)
                                                            -----------
TOTAL EQUITY CAPITAL                                       $ 27,211,000
                                                            -----------
TOTAL LIABILITIES AND EQUITY CAPITAL                       $382,106,000
                                                            ===========

I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                          ROGER W. TRUPIN
                                          CONTROLLER


We, the undersigned directors, attest to the correctness of this Report of Condition.We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                          ALAN S. MACDONALD
                                          WILLIAM R. RHODES
                                          VICTOR J. MENEZES
                                          DIRECTORS